Supplement Dated September 13, 2001
to The Enterprise Group of Funds, Inc.
Class Y Prospectus Dated August 31, 2001

On September 13, 2001, the Board of
Directors of Enterprise Group of Funds,
Inc. approved the following reorganizations:
1) International Core Growth Fund, Worldwide
Growth Fund and the Emerging Countries Fund with the International Growth Fund; 2)
Large-Cap Fund with the Equity Fund; and 3)
Convertible Securities Fund with the Mid-Cap
Growth Fund (each, a "Reorganization" and together, the "Reorganizations"). The Reorganizations will allow shareholders of each Fund to pursue a similar investment objective within a larger Fund, which has the potential to offer economies of scale and other benefits. It is anticipated that each Fund's shareholders will receive in exchange for their Fund shares, shares of the corresponding acquiring Fund's shares of the same value. Each Reorganization is subject to a number of conditions, including receipt of shareholder approval. It is anticipated that a Shareholders' Meeting will be held prior to the end of the year to consider the Reorganizations. Fund shareholders will receive information about the Reorganizations in a proxy statement/prospectus relating to the Shareholders' Meeting.

On pages 78, 80 and 81, for the Multi-Cap Growth
Fund, Global Technology  Fund and Internet Fund:

Please change the address of Fred Alger Management, Inc. to 78 Headquarters Plaza, West Tower, 4th Floor
Morristown, NJ 07960.

Please replace the paragraph under "Fund Managers" as follows:

	Fred Alger and Dan Chung are the individuals responsible for the day-to-day management of the Fund. Mr. Alger founded Alger in 1964 and has served as Chairman since then. Since
	2001, he has also served as President.  Mr.
	Chung has been employed by Alger since 1995 as Senior Vice President and Senior Analyst.
	Since 2001, Mr. Chung has served as Chief
	Investment Officer.